UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): June 27, 2007

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

             New York                  000-01684             1-1688021
             --------                  ---------             ---------
  (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
        of Incorporation)               Number)         Identification No.)


                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gyrodyne Company of America, Inc. (the Company) hereby amends Item 9.01 of its Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007 (the "Form 8-K") in order to file the Financial Statements under Rule 3-14 of Regulation S-X and the Pro Forma Financial Information under
Article 11 of Regulation S-X related to the acquisition of ten office buildings in a medical office complex known as Port Jefferson Professional Park in Port Jefferson Station, New York from Frank M. Pellicane Realty, LLC and Pelican Realty, LLC, both unrelated third parties, as originally reported in the Form 8-K.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

                                                                            Page
Financial Statements under Rule 3-14 of Regulation S-X
for Port Jefferson Professional Park..........................................

    Report of Independent Auditors............................................2

    Statements of Revenue and Certain Expenses for the year
    ended December 31, 2006, and for the six month period
    ended June 30, 2007 (unaudited), with accompanying notes..................3

Pro Forma Financial Statement Information under Article 11
of Regulation S-X.............................................................5

    Unaudited Pro Forma Consolidated Balance Sheet of Gyrodyne
    Company of America, Inc. as of June 30, 2007, with
    accompanying notes and adjustments........................................6

    Unaudited Pro Forma Consolidated Statements of Operations
    of Gyrodyne Company of America, Inc. for the year ended
    December 31, 2006, and for the six months ended June 30, 2007, with accompanying notes and adjustments...................................8


Signature....................................................................11

                         Report of Independent Auditors
                         ------------------------------


To the Board of Directors and Stockholders
Gyrodyne Company of America, Inc.


We have audited the accompanying Statements of Revenue and Certain Expenses of Port Jefferson Professional Park located in Port Jefferson Station, New York (the "Property") for the year ended December 31, 2006. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on form 8-K/A of Gyrodyne Company of America, Inc.) as described in Note 1 and is not intended to be a complete representation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Port Jefferson Professional Park for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.


/s/ HOLTZ RUBENSTEIN REMINICK LLP

Melville, New York
September 10, 2007

                        PORT JEFFERSON PROFESSIONAL PARK

                    Statement of Revenue and Certain Expenses


                                            For the Year   For the Six
                                               Ended       Months Ended
                                            December 31,     June 30,
                                                2006           2007
                                                           (unaudited)
                                            ----------     ----------

Revenue                                     $  997,970     $  588,736
                                            ----------     ----------

Certain Expenses:
     Property operating                        152,074         99,756
     Real estate taxes                         155,964         78,103
                                            ----------     ----------
                 Total expenses                308,038        177,859
                                            ----------     ----------

Revenue in excess of certain expenses       $  689,932     $  410,877
                                            ==========     ==========


    The accompanying notes are an integral part of these financial statements

                        PORT JEFFERSON PROFESSIONAL PARK

               Notes to Statements of Revenue and Certain Expenses


1.   BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the "Statements") include the operations of the Port Jefferson Professional Park (the "Property") for the year ended December 31, 2006 and the six months ended June 30, 2007. The Property was acquired by Gyrodyne Company of America, Inc. (the "Company") from an unaffiliated third party on June 27, 2007, for approximately $8.9 million. The Property is a 41,651 square-foot (unaudited) multi-tenant ten building complex located in Port Jefferson Station, NY.

The accompanying Statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2006 and for the six months ended June 30, 2007. Expenses excluded relate to the Property's management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate
Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition
Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements
The Statement for the six months ended June 30, 2007 is unaudited and has been presented for informational purposes; however, in the opinion of the Company's management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of the operating results.

                         PRO FORMA FINANCIAL STATEMENTS

The following unaudited, balance sheet as of June 30, 2007 has been prepared and included in the Form 10-Q dated June 30, 2007 filed by Gyrodyne Company of America, Inc. (the "Company"). Presented here are the components of the transaction, acquisition of land and buildings, assumption of existing mortgage and current leases, which are combined with the Company's accounts as if the transaction had not occurred.

The following unaudited, pro forma consolidated statement of operations for the six months ended June 30, 2007, has been prepared to reflect the acquisition of the Port Jefferson Professional Park as if such transaction had been completed on January 1, 2007.

The following unaudited, pro forma consolidated condensed statement of operations for the year ended December 31, 2006, has been prepared to reflect the acquisition of the Port Jefferson Professional Park as if such transaction had been completed on January 1, 2006.

These unaudited, pro forma consolidated condensed financial statements should be read in conjunction with the audited financial statements of the Company and the related management's discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the eight months ended December 31, 2006 and our unaudited June 30, 2007 Form 10-Q. In the opinion of management, all material adjustments to reflect the effects of this transaction have been made.

The pro forma consolidated condensed financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transaction had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods. In addition, in conjunction with these unaudited pro forma consolidated condensed financial statements, you should read the Statements of Revenue and Certain Expenses of the acquired property contained elsewhere in this Form 8-K/A.

                                        GYRODYNE COMPANY OF AMERICA, INC.
                                             PRO FORMA BALANCE SHEET


                                                                                June 30, 2007
                                                             --------------------------------------------------
ASSETS                                                          Gyrodyne
------                                                         Company of     Port Jefferson
                                                              America, Inc.    Professional            As
                                                                   (1)            Park (2)        Reported (3)
                                                             --------------    --------------    --------------
REAL ESTATE
 Rental property:
   Land                                                      $        3,017    $    2,300,000    $    2,303,017
   Building and improvements                                      3,386,192         6,614,344        10,000,536
   Machinery and equipment                                          179,335                             179,335
                                                             --------------    --------------    --------------
                                                                  3,568,544         8,914,344        12,482,888
 Less accumulated depreciation                                    2,531,812                           2,531,812
                                                             --------------    --------------    --------------
                                                                  1,036,732         8,914,344         9,951,076
                                                             --------------    --------------    --------------
 Land held for development:
   Land                                                             558,466                             558,466
   Land development costs                                           607,293                             607,293
                                                             --------------    --------------    --------------
                                                                  1,165,759                           1,165,759
                                                             --------------    --------------    --------------
      Total real estate, net                                      2,202,491         8,914,344        11,116,835

Cash and Cash Equivalents                                         3,603,826          (514,386)        3,089,440
Investment In Marketable Securities                              14,849,336        (2,725,000)       12,124,336
Rent Receivable, net of allowance for
doubtful accounts                                                    58,643                              58,643
Interest Receivable                                                 405,936                             405,936
Prepaid Expenses And Other Assets                                   475,251            59,552           534,803
Prepaid Pension Costs                                             1,101,841                           1,101,841
                                                             --------------    --------------    --------------

     Total Assets                                            $   22,697,324    $    5,734,510    $   28,431,834
                                                             ==============    ==============    ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

LIABILITIES:
  Accounts payable                                           $      198,527    $       15,000    $      213,527
  Accrued liabilities                                               181,902            91,799           273,701
  Tenant security deposits payable                                  147,735            77,101           224,836
  Mortgage payable                                                        -         5,544,319         5,544,319
  Deferred income taxes                                           8,135,000          (725,000)        7,410,000
                                                             --------------    --------------    --------------
      Total Liabilities                                           8,663,164         5,003,219        13,666,383
                                                             --------------    --------------    --------------

Commitments And Contingencies

STOCKHOLDERS' EQUITY:
  Common stock, $1 par value;
  authorized 4,000,000 shares;
  1,531,086 shares issued                                         1,531,086                           1,531,086
  Additional paid-in capital                                      7,978,395                           7,978,395
  Accumulated Other Comprehensive Income:                            89,100                              89,100
  Balance of undistributed income other than gain
  or loss on sales of properties                                  5,973,276           731,291         6,704,567
                                                             --------------    --------------    --------------
                                                                 15,571,857           731,291        16,303,148
  Less cost of shares of common stock held
  in treasury of 241,208                                         (1,537,697)                         (1,537,697)
                                                             --------------    --------------    --------------
       Total Stockholders' Equity                                14,034,160           731,291        14,765,451
                                                             --------------    --------------    --------------

Total Liabilities and Stockholders' Equity                   $   22,697,324    $    5,734,510    $   28,431,834
                                                             ==============    ==============    ==============

                          The accompanying notes are an integral part of this statement


                                                       6

GYRODYNE COMPANY OF AMERICA,  INC.

Notes and Adjustments to Pro Forma Consolidated Balance Sheet
As of June 30, 2007
(unaudited)

1. This column reflects the accounts of the Company as if the transaction had not occurred on June 27, 2007.

2. This column reflects the completed transaction of the acquisition of the Port Jefferson Professional Park as described below:

     On June 27, 2007, the Company acquired ten buildings in the Port Jefferson Professional Park in Port Jefferson Station, New York. The buildings were acquired for an aggregate purchase price of $8,850,000. The buildings, located at 1-6, 8, 9 and 11 Medical Drive and 5380 Nesconset Highway in Port Jefferson Station, are situated on 5.16 acres with 41,651 square feet of rentable space. The purchase price per square foot was $ 212.48 and the aggregate monthly rent flow from the property is currently $73,032.85. The property has a 97% occupancy rate. The Company satisfied $5,551,191.38 of the purchase price by the assumption of the existing mortgage debt on the property and the remainder in cash after adjustments.

3. This column reflects the balance sheet as of June 30, 2007 as reported by the Company in its Form 10-Q dated June 30, 2007.

                                        GYRODYNE COMPANY OF AMERICA, INC.
                                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                   (UNAUDITED)

                                                                            Year Ended December 31, 2006
                                                                   ---------------------------------------------
                                                                   Historical (1)  Acquisition (2)    Pro Forma
                                                                    ------------    ------------    ------------
Revenues
     Rental Income                                                  $  1,313,970    $    997,970    $  2,311,940
     Interest Income                                                   1,594,988               -       1,594,988
                                                                    ------------    ------------    ------------
                                                                       2,908,958         997,970       3,906,928
                                                                    ------------    ------------    ------------
Expenses
     Rental expenses                                                     734,597         308,038       1,042,635
     General and administrative expenses                               2,714,668               -       2,714,668
     Depreciation                                                         48,401         169,599         218,000
     Interest                                                                  -         323,943         323,943
                                                                    ------------    ------------    ------------
                                                                       3,497,666         801,580       4,299,246

(Loss) on condemnation of rental property                             (1,500,000)              -      (1,500,000)
                                                                    ------------    ------------    ------------

(Loss) Income from Operations Before Benefit
for Income Taxes                                                      (2,088,708)        196,390      (1,892,318)
Benefit for Income Taxes                                              (1,747,814)       (725,000)     (2,472,814)
                                                                    ------------    ------------    ------------
Net (Loss) Income                                                   $   (340,894)   $    921,390    $    580,496
                                                                    ============    ============    ============


Net (Loss) Income Per Common Share:
     Basic                                                          $      (0.28)                   $       0.47
                                                                    ============    ============    ============
     Diluted                                                        $      (0.28)                   $       0.46
                                                                    ============    ============    ============

Weighted Average Number Of Common
     Shares Outstanding:
       Basic                                                           1,237,201                       1,237,201
                                                                    ============    ============    ============
       Diluted                                                         1,237,201                       1,259,100
                                                                    ============    ============    ============


                          The accompanying notes are an integral part of this statement


                                                       8

                                GYRODYNE COMPANY OF AMERICA, INC.
                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           (UNAUDITED)

                                                         Six Months Ended June 30, 2007
                                                  ---------------------------------------------
                                                  Historical (3)  Acquisition (4)    Pro Forma
                                                   ------------    ------------    ------------
Revenues
     Rental Income                                 $    590,724    $    588,736    $  1,179,460
     Interest Income                                    651,399               -         651,399
                                                   ------------    ------------    ------------
                                                      1,242,123         588,736       1,830,859
                                                   ------------    ------------    ------------
Expenses
     Rental expenses                                    391,577         177,859         569,436
     General and administrative expenses              1,402,942               -       1,402,942
     Depreciation                                        30,904          84,799         115,703
     Interest expense                                         -         160,276         160,276
                                                   ------------    ------------    ------------
                                                      1,825,423         422,934       2,248,357
                                                   ------------    ------------    ------------


(Loss) Income from Operations Before Benefit
for Income Taxes                                       (583,300)        165,802        (417,498)
Benefit for Income Taxes                               (100,989)       (725,000)       (825,989)
                                                   ------------    ------------    ------------
Net (Loss) Income                                  $   (482,311)   $    890,802    $    408,491
                                                   ============    ============    ============


Net (Loss) Income Per Common Share:
     Basic                                         $      (0.38)                   $       0.32
                                                   ============    ============    ============
     Diluted                                       $      (0.38)                   $       0.32
                                                   ============    ============    ============

Weighted Average Number Of Common
     Shares Outstanding:
        Basic                                         1,269,689                       1,269,689
                                                   ============    ============    ============
        Diluted                                       1,269,689                       1,269,689
                                                   ============    ============    ============


                  The accompanying notes are an integral part of this statement


                                               9

GYRODYNE COMPANY OF AMERICA, INC.

Notes and Adjustments to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006 and the Six Months Ended June 30, 2007
(unaudited)


1. This column represents the results of Gyrodyne Company of America, Inc. for the year ended December 31, 2006. On May 1, 2006 the Company changed its fiscal year ending April 30, to a calendar year ending December 31, and therefore filed a transition report for the eight months ended December 31, 2006 on Form 10-K with the Securities and Exchange Commission. This was in connection with the Company converting to a Real Estate Investment Trust. The amounts shown for the twelve months ended December 31, 2006 were prepared from internal statements and therefore are unaudited.

2. This column represents the historical operations of Port Jefferson Professional Park as if the Company had owned the property for the entire twelve month period shown, adjusted for depreciation in the amount of $169,599, depreciated on a 39 year life, and interest expense in the amount of $323,943, as if the Company had paid the assumed mortgage for the twelve months ended December 31, 2006. In addition, the deferred tax credit in the amount of $725,000 has been shown as part of the acquisition since, as a REIT, the purchase of the Port Jefferson Professional Park will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

3. This column represents the results of Gyrodyne Company of America, Inc. as if the acquisition did not take place on June 27, 2007. Revenue of $10,239, expenses of $434 and a deferred tax benefit of $725,000 were reversed to reflect the Company's results for the six months ended June 30, 2007 as if the acquisition had not taken place.

4. This column represents the historical operations of Port Jefferson Professional Park as if the Company had owned the property for the entire six month period shown adjusted for depreciation in the amount of $84,799, depreciated on a 39 year life, and interest expense in the amount of $160,276, as if the Company had paid the assumed mortgage for the six months ended June 30, 2007. In addition, the deferred tax credit in the amount of $725,000 has been shown as part of the acquisition since, as a REIT, the purchase of the Port Jefferson Professional Park will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                GYRODYNE COMPANY OF AMERICA, INC.


                                By: /s/ Stephen V. Maroney
                                -----------------------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

                                Date: September 12, 2007



                                       11